                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): July 22, 2003 (July 18, 2003)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Michigan                     000-50301                42-1591104
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On July 18, 2003, PSB Group, Inc. issued a news release to report a workforce reduction and a related charge to be taken in the quarter ended September 30, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit Number
                  --------------

                  99.1 Press Release, dated July 18, 2003 issued by PSB Group, Inc.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On July 18, 2003, PSB Group, Inc. issued a news release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PSB GROUP, INC.


Dated: July 22, 2003                      By:  /s/David A. Wilson
                                               --------------------------------
                                               David A. Wilson
                                               Senior Vice President and
                                               Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

    99.1          Press Release, dated July 18, 2003 issued by PSB Group, Inc.



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